NEWS RELEASE

The Progressive Corporation	Company Contact:
6300 Wilson Mills Road	Julia Hornack
Mayfield Village, Ohio 44143	(440) 395-2164
http://www.progressive.com

PROGRESSIVE REPORTS DECEMBER RESULTS AND ANNUAL DIVIDEND AMOUNT

MAYFIELD VILLAGE, OHIO -- January 25, 2017 -- The Progressive Corporation (NYSE:PGR) today reported the following results for December 2016 and the fourth quarter of 2016:

	December			Quarter
(millions, except per share amounts and ratios; unaudited)	2016	2015	Change	2016	2015	Change

Net premiums written	$1,609.0	$1,392.4	16%	$5,551.5	$4,838.5	15%
Net premiums earned	$1,825.5	$1,604.0	14%	$5,871.4	$5,166.4	14%
Net income attributable to Progressive	$161.9	$143.7	13%	$383.2	$330.4	16%
Per share	$0.28	$0.24	13%	$0.66	$0.56	17%
Total pretax net realized gains (losses) on securities
(including net impairment losses)	$(21.8)	$3.5	(723)%	$22.1	$19.5	13%
Combined ratio	88.9	88.4	0.5 pts.	92.7	92.0	0.7 pts.
Average diluted equivalent shares	582.9	587.1	(1)%	583.0	587.4	(1)%

(thousands; unaudited)	December	December
	2016	2015	Change
Policies in Force
Vehicle businesses:
Agency – auto	5,045.4	4,737.1	7%
Direct – auto	5,348.3	4,916.2	9%
Total personal auto	10,393.7	9,653.3	8%
Total special lines	4,263.1	4,111.4	4%
Total Personal Lines	14,656.8	13,764.7	6%
Total Commercial Lines	607.9	555.8	9%
Property business	1,201.9	1,076.5	12%

Progressive offers insurance to personal and commercial auto drivers throughout the United States. Our Personal Lines business writes insurance for personal autos and recreational vehicles. Our Commercial Lines business writes primary liability, physical damage, and other auto-related insurance for autos and trucks owned and/or operated predominantly by small businesses. In addition, our Property business writes residential property insurance for homeowners, other property owners, and renters.

See the “Comprehensive Income Statements” and “Supplemental Information” for further month and year-to-date information and the "Monthly Commentary" at the end of this release for additional discussion.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPREHENSIVE INCOME STATEMENT
December 2016
(millions)
(unaudited)

	Current Month	Comments on Monthly Results[1]
Net premiums written	$1,609.0
Revenues:
Net premiums earned	$1,825.5
Investment income	45.5
Net realized gains (losses) on securities:
Net impairment losses recognized in earnings	(25.0)	Relates to our investment in a federal renewable energy tax credit fund ($24.9 million) under which the future cash flows are expected to be less than the original carrying value of the asset.
Net realized gains (losses) on securities	3.2
Total net realized gains (losses) on securities	(21.8)
Fees and other revenues	25.4
Service revenues	8.3
Total revenues	1,882.9

Expenses:
Losses and loss adjustment expenses	1,268.3
Policy acquisition costs	153.1
Other underwriting expenses	226.9
Investment expenses	2.3
Service expenses	7.8
Interest expense	12.3
Total expenses	1,670.7
Income before income taxes	212.2
Provision for income taxes	37.3	Reflects $33.2 million of tax benefits relating to federal renewable energy tax credits earned ($27.2 million) and dividends to be paid to our ESOP ($6.0 million), which were declared in December.
Net income	174.9
Net (income) loss attributable to noncontrolling interest (NCI)	(13.0)
Net income attributable to Progressive	161.9

Other comprehensive income (loss)
Changes in:
Total net unrealized gains (losses) on securities	34.3
Net unrealized losses on forecasted transactions	(0.1)
Foreign currency translation adjustment	(0.2)
Other comprehensive income (loss)	34.0
Other comprehensive (income) loss attributable to NCI	(0.5)
Total comprehensive income (loss) attributable to Progressive	$195.4

1 See the Monthly Commentary at the end of this release for additional discussion. For a description of our financial reporting and accounting policies, see Note 1 to our 2015 audited consolidated financial statements included in our 2015 Shareholders’ Report, which can be found at www.progressive.com/annualreport.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPREHENSIVE INCOME STATEMENTS
December 2016
(millions)
(unaudited)

	Full Year
	2016	2015[1]	% Change
Net premiums written	$23,353.5	$20,564.0	14

Revenues:
Net premiums earned	$22,474.0	$19,899.1	13
Investment income	478.9	454.6	5
Net realized gains (losses) on securities:
Net impairment losses recognized in earnings	(86.8)	(23.8)	265
Net realized gains (losses) on securities	137.9	136.5	1
Total net realized gains (losses) on securities	51.1	112.7	(55)
Fees and other revenues	332.5	302.0	10
Service revenues	103.3	86.3	20
Gains (losses) on extinguishment of debt	1.6	(0.9)	(278)
Total revenues	23,441.4	20,853.8	12

Expenses:
Losses and loss adjustment expenses	16,879.6	14,342.0	18
Policy acquisition costs	1,863.8	1,651.8	13
Other underwriting expenses	2,972.0	2,712.1	10
Investment expenses	22.4	22.8	(2)
Service expenses	92.0	77.5	19
Interest expense	140.9	136.0	4
Total expenses	21,970.7	18,942.2	16

Income before income taxes	1,470.7	1,911.6	(23)
Provision for income taxes	413.5	611.1	(32)
Net income	1,057.2	1,300.5	(19)
Net (income) loss attributable to noncontrolling interest (NCI)	(26.2)	(32.9)	(20)
Net income attributable to Progressive	1,031.0	1,267.6	(19)

Other comprehensive income (loss)
Changes in:
Total net unrealized gains (losses) on securities	130.6	(212.9)	(161)
Net unrealized losses on forecasted transactions	(1.2)	(9.7)	(88)
Foreign currency translation adjustment	0.4	(1.2)	(133)
Other comprehensive income (loss)	129.8	(223.8)	(158)
Other comprehensive (income) loss attributable to NCI	3.2	1.1	191
Total comprehensive income attributable to Progressive	$1,164.0	$1,044.9	11

1 Includes results of ARX Holding Corp. and subsidiaries (ARX) since April 1, 2015, the date The Progressive Corporation acquired a controlling interest in ARX.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPUTATION OF NET INCOME AND COMPREHENSIVE INCOME PER SHARE
&
INVESTMENT RESULTS
December 2016
(millions – except per share amounts)
(unaudited)

The following table sets forth the computation of per share results:

	Current	Full Year
	Month	2016	2015

Net income attributable to Progressive	$161.9	$1,031.0	$1,267.6
Per share:
Basic	$0.28	$1.77	$2.16
Diluted	$0.28	$1.76	$2.15

Comprehensive income (loss) attributable to Progressive	$195.4	$1,164.0	$1,044.9
Per share:
Diluted	$0.34	$1.99	$1.77

Average shares outstanding - Basic	579.5	581.7	585.5
Net effect of dilutive stock-based compensation	3.4	3.3	3.7
Total equivalent shares - Diluted	582.9	585.0	589.2

The following table sets forth the investment results for the period:
	Current	Full Year
	Month	2016	2015
Fully taxable equivalent (FTE) total return:
Fixed-income securities	0.3%	2.9%	1.7%
Common stocks	1.8%	12.8%	0.8%
Total portfolio	0.5%	4.0%	1.6%

Pretax annualized investment income book yield	2.5%	2.3%	2.4%

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
December 2016
($ in millions)
(unaudited)

Current Month
	Vehicles
				Commercial
	Personal Lines Business			Lines	Property	Companywide
	Agency	Direct	Total	Business	Business	Total[1]
Net Premiums Written	$722.9	$671.2	$1,394.1	$139.1	$75.8	$1,609.0
% Growth in NPW	18%	16%	17%	3%	16%	16%
Net Premiums Earned	$790.7	$758.9	$1,549.6	$199.2	$76.7	$1,825.5
% Growth in NPE	11%	15%	13%	22%	11%	14%

GAAP Ratios
Loss/LAE ratio	72.1	74.2	73.2	70.1	(5.9)[2]	69.5
Expense ratio	20.2	17.4	18.8	20.8	27.6[3]	19.4
Combined ratio	92.3	91.6	92.0	90.9	21.7[2,3]	88.9

Actuarial Adjustments[4]
Reserve Decrease/(Increase)
Prior accident years						$26.0
Current accident year						7.6
Calendar year actuarial adjustment	$14.8	$14.1	$28.9	$(1.8)	$6.5	$33.6

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$26.0
All other development						7.8
Total development						$33.8

Calendar year loss/LAE ratio						69.5
Accident year loss/LAE ratio						71.4

1 Includes results for all of our run-off  businesses, including our professional liability group. For the month, our run-off businesses generated a $0.2 million underwriting profit.

2 In December, ARX recorded a $20.4 million reinsurance recoverable under reinsurance provided in connection with a catastrophe bond transaction.  The recoverable relates to losses incurred in excess of $175 million in the aggregate on severe thunderstorms (excluding named storms) during the year. ARX exceeded the threshold in the fourth quarter.  Adjusting for this recoverable, and the $6.5 million actuarial adjustment that primarily relates to development on a prior year catastrophe claim, the Property business would have reported a loss/LAE ratio of 29.2 and a combined ratio of 56.8 for December 2016.

3 Included in both the expense ratio and combined ratio is 6.8 points of amortization expense primarily associated with the acquisition of a controlling interest in ARX.  In December, ARX reduced their employee bonus accrual, which substantially offset the impact of the amortization expense for the month.

4 Represents adjustments solely based on our actuarial reviews. For our Property business, the actuarial reserving methodology includes changes to catastrophe losses, while the reviews in our vehicle businesses do not include catastrophes.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
December 2016
($ in millions)
(unaudited)

Full Year
	Vehicles
				Commercial
	Personal Lines Business			Lines	Property	Companywide
	Agency	Direct	Total	Business	Business	Total[1]
Net Premiums Written	$10,107.6	$9,711.9	$19,819.5	$2,598.3	$935.7	$23,353.5
% Growth in NPW	10%	15%	12%	20%	NM	14%
Net Premiums Earned	$9,791.7	$9,396.5	$19,188.2	$2,421.3	$864.5	$22,474.0
% Growth in NPE	7%	15%	11%	21%	NM	13%

GAAP Ratios
Loss/LAE ratio	75.3	76.8	76.1	71.9	63.2	75.1
Expense ratio	19.7	18.8	19.2	21.7	33.0[2]	20.0
Combined ratio	95.0	95.6	95.3	93.6	96.2[2]	95.1

Actuarial Adjustments[3]
Reserve Decrease/(Increase)
Prior accident years						$142.6
Current accident year						(6.2)
Calendar year actuarial adjustment	$44.9	$51.7	$96.6	$0.9	$38.9	$136.4

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$142.6
All other development						(55.1)
Total development						$87.5

Calendar year loss/LAE ratio						75.1
Accident year loss/LAE ratio						75.5

NM=Not meaningful; Property business written by Progressive prior to April 2015 was negligible.

1 Includes results for all of our run-off  businesses, including our professional liability group. On a year-to-date basis, our run-off businesses generated a $1.6 million underwriting loss.

2 Included in both the expense ratio and combined ratio is 7.2 points of amortization expense primarily associated with the acquisition of a controlling interest in ARX. Excluding these additional expenses, the Property business would have reported a year-to-date expense ratio of 25.8 and a combined ratio of 89.0.

3 Represents adjustments solely based on our actuarial reviews. For our Property business, the actuarial reserving methodology includes changes to catastrophe losses, while the reviews in our vehicle businesses do not include catastrophes.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
BALANCE SHEET AND OTHER INFORMATION
(millions - except per share amounts)
(unaudited)

December
2016
CONDENSED GAAP BALANCE SHEET:
Investments – Available-for-sale, at fair value:
Fixed maturities[1] (amortized cost: $16,287.1)	$16,243.8
Equity securities:
Nonredeemable preferred stocks[1] (cost: $734.2)	853.5
Common equities (cost: $1,437.5)	2,812.4
Short-term investments (amortized cost: $3,572.9)	3,572.9
Total investments[2,3]	23,482.6
Net premiums receivable	4,509.2
Deferred acquisition costs	651.2
Goodwill and intangible assets	882.2
Other assets[4]	3,902.3
Total assets	$33,427.5

Unearned premiums	$7,468.3
Loss and loss adjustment expense reserves[4]	11,368.0
Other liabilities[2]	2,606.8
Dividend payable[5]	395.4
Debt	3,148.2
Total liabilities	24,986.7
Redeemable noncontrolling interest (NCI)	483.7
Shareholders' equity	7,957.1
Total liabilities, NCI, and shareholders' equity	$33,427.5

Common shares outstanding	579.9
Shares repurchased - December	0
Average cost per share	$0
Book value per share	$13.72
Trailing 12-month return on average shareholders' equity
Net income available to Progressive	13.2%
Comprehensive income available to Progressive	14.9%
Net unrealized pretax gains (losses) on investments	$1,449.1
Increase (decrease) from November 2016	$53.3
Increase (decrease) from December 2015	$201.3
Debt-to-total capital ratio[6]	28.3%
Fixed-income portfolio duration	2.2
Weighted average credit quality	A+
Final 2016 Gainshare factor[7]	1.67

1 As of December 31, 2016, we held certain hybrid securities and recognized a change in fair value of $1.8 million as a realized gain during the period we held these securities.
2 At December 31, 2016, we had $27.8 million of net unsettled security transactions.
3 Includes $1.3 billion, net of unsettled security transactions, of investments in a consolidated, non-insurance subsidiary of the holding company.
4 Loss and loss adjustment expense reserves are stated gross of reinsurance recoverables on unpaid losses of $1,801.0 million, which are included in "other assets."
5 See Monthly Commentary for further discussion. Amount based on estimated shares outstanding as of the record date of February 3, 2017.
6 Ratio reflects debt as a percent of debt plus shareholders' equity; redeemable noncontrolling interest is not part of this calculation.
7 The Gainshare factor excludes the results of our Property business.

Monthly Commentary

•
On December 2, 2016, the Board of Directors declared an annual variable dividend to be paid on February 10, 2017, to shareholders of record at the close of business on February 3, 2017 (ex-dividend date of February 1, 2017). The amount of the annual variable dividend is $0.6808 per common share, or an estimated $395.4 million in the aggregate, and is reflected in our 2016 financial statements. The annual variable dividend was calculated using the following formula, as specified by the Board in its December dividend declaration:

		After-Tax		33 1/3%
Dividend		Underwriting	X	Target	X	Gainshare Factor
Amount Per	=	Income		Percentage
Share		Common Shares Outstanding on 12/31/16

Applying full year 2016 financial results, the annual variable dividend was calculated as follows:
$0.6808/share	=	$709.2 million	X	33 1/3%	X	1.67
579.9 million Common Shares
Events
We plan to release January results on Wednesday, February 15, 2017, before the market opens.

We are currently scheduled to hold a one-hour conference call to address questions on Friday, March 3, 2017 at 9:00 a.m., eastern time, after the posting of our 2016 Shareholders' Report online and the filing of our 2016 Annual Report on Form 10-K with the SEC. Registration for the teleconference and webcast will be available in February at http://investors.progressive.com/phoenix.zhtml?c=81824&p=irol-calendar.

About Progressive
The Progressive Group of Insurance Companies makes it easy to understand, buy and use auto insurance. Progressive offers choices so consumers can reach us whenever, wherever and however it's most convenient-online at progressive.com, by phone at 1-800-PROGRESSIVE, on a mobile device or in-person with a local agent.

Progressive provides insurance for personal and commercial autos and trucks, motorcycles, boats, recreational vehicles, and homes. Home insurance is underwritten by select carriers, including American Strategic Insurance Corp. and subsidiaries (ASI), our majority owned subsidiaries.

Progressive is the fourth largest auto insurer in the country; a leading seller of motorcycle and commercial auto insurance; and through ASI, one of the top 20 homeowners carriers. Progressive also offers car insurance online in Australia at
http://www.progressiveonline.com.au.

Founded in 1937, Progressive continues its long history of offering shopping tools and services that save customers time and money, like Name Your Price®, Snapshot® and Service Centers.

The Common Shares of The Progressive Corporation, the Mayfield Village, Ohio-based holding company, trade publicly at NYSE:PGR.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Investors are cautioned that certain statements in this report not based upon historical fact are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. These statements often use words such as “estimate,” “expect,” “intend,” “plan,” “believe,” and other words and terms of similar meaning, or are tied to future periods, in connection with a discussion of future operating or financial performance. Forward-looking statements are based on current expectations and projections about future events, and are subject to certain risks, assumptions and uncertainties that could cause actual events and results to differ materially from those discussed herein. These risks and uncertainties include, without limitation, uncertainties related to estimates, assumptions, and projections generally; inflation and changes in general economic conditions (including changes in interest rates and financial markets); the possible failure of one or more governmental, corporate, or other entities to make scheduled debt payments or satisfy other obligations; the potential or actual downgrading by one or more rating agencies of our securities or governmental, corporate, or other securities we hold; the financial condition of, and other issues relating to the strength of and liquidity available to, issuers of securities held in our investment portfolios and other companies with which we have ongoing business relationships, including reinsurers and other counterparties to certain financial transactions; the accuracy and adequacy of our pricing, loss reserving, and claims methodologies; the competitiveness of our pricing and the effectiveness of our initiatives to attract and retain more customers; initiatives by competitors and the effectiveness of our response; our ability to obtain regulatory approval for the introduction of products to new jurisdictions, for requested rate changes and the timing thereof and for any proposed acquisitions; the effectiveness of our brand strategy and advertising campaigns relative to those of competitors; legislative and regulatory developments at the state and federal levels, including, but not limited to, matters relating to vehicle and homeowners insurance, health care reform and tax law changes; the outcome of disputes relating to intellectual property rights; the outcome of litigation or governmental investigations that may be pending or filed against us; severe weather conditions and other catastrophe events; the effectiveness of our reinsurance programs; changes in vehicle usage and driving patterns, which may be influenced by oil and gas prices; changes in residential occupancy patterns and the effects of the emerging "sharing economy"; advancements in vehicle or home technology or safety features, such as accident and loss prevention technologies or the development of autonomous or partially autonomous vehicles; our ability to accurately recognize and appropriately respond in a timely manner to changes in loss frequency and severity trends; technological advances; acts of war and terrorist activities; our ability to maintain the uninterrupted operation of our facilities, systems (including information technology systems), and business functions, and safeguard personal and sensitive information in our possession; our continued access to and functionality of third-party systems that are critical to our business; restrictions on our subsidiaries' ability to pay dividends to The Progressive Corporation; possible impairment of our goodwill or intangible assets if future results do not adequately support either, or both, of these items; court decisions, new theories of insurer liability or interpretations of insurance policy provisions and other trends in litigation; changes in health care and auto and property repair costs; and other matters described from time to time in our releases and publications, and in our periodic reports and other documents filed with the United States Securities and Exchange Commission. In addition, investors should be aware that generally accepted accounting principles prescribe when a company may reserve for particular risks, including litigation exposures. Accordingly, results for a given reporting period could be significantly affected if and when a reserve is established for one or more contingencies. Also, our regular reserve reviews may result in adjustments of varying magnitude as additional information regarding claims activity becomes known. Reported results, therefore, may be volatile in certain accounting periods.